SECURITIES AND EXCHANGE COMMISSION

                  Washington, D.C. 20549

                         FORM 8-K


                CURRENT REPORT PURSUANT TO
                  SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT
                          OF 1934

    Date of Report (Date of earliest event reported) -
                      January 12, 1994





            FREEPORT-MCMORAN COPPER & GOLD INC.



Delaware                           1-9916                 74-2480931
___________________        _________________        _______________

(State or other                (Commission           (IRS Employer
jurisdiction of                File Number)          Identification
incorporation or                                         Number)
organization)


   First Interstate Bank Building, One East First Street,
               Suite 1600, Reno, Nevada 89509


    Registrant's telephone number, including area code:
                          (702) 688-3000



Item 5. On January 12, 1994 Freeport-McMoRan Copper & Gold Inc., in the Press Release identified as Exhibit 99.1 hereto, announced an increase in proved and probable reserves and a fourth quarter update. The reserves referred to in the Press Release have been verified by Independent Mining Consultants, Inc., whose letter of consent is attached hereto as Exhibit 99.2.

Item 7.  Exhibits
         --------

         See the Exhibit Index below.



                         SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 12, 1994

                                 FREEPORT-McMoRan  COPPER  & GOLD INC.





                                     By: /s/ Michael C. Kilanowski, Jr.
                                         ------------------------------
                                         Michael C. Kilanowski, Jr.
                                         Assistant General Counsel
                                         and Secretary


                               EXHIBIT INDEX

Exhibit                                                    Sequentially
  No.               Exhibit Name                          Numbered Page
- -------             ------------                          -------------

 99.1     Press Release dated January 12, 1994
 99.2     Consent of Independent Mining Consultants, Inc.